Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE WISCONSIN TAX-FREE FUND

Class C

Supplement dated April 28, 2008, to the Prospectus dated April 1, 2008,

as previously supplemented April 11, 2008, and April 8, 2008

Wisconsin Tax-Free Fund

Effective immediately, footnote four to the Annual Fund Operating Expenses table found on page 56 in the Prospectus is deleted and replaced with the following:

4The adviser has committed through October 31, 2009, to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net operating expense ratio(s), excluding the expenses of any money market fund or other fund held by the Fund, at 0.70% for Class A shares, and 1.49% for Class C shares. After this date, the net operating expense ratio(s) may be increased only with approval of the Board of Trustees.

MIR058A/P1101S3